WASI 2002-HE1
Date	41 CPR to Call	41 CPR to Maturity
Initial Percentage	100	100
September 25, 2003	87	87
September 25, 2004	77	77
September 25, 2005	68	68
September 25, 2006	60	60
September 25, 2007	53	53
September 25, 2008	32	32
September 25, 2009	0	8
September 25, 2010	0	0

WAL	4.34	4.37
Principal Window	Mar03-Aug09	Mar03-Feb10

LIBOR_1MO	1.82	1.82
PRIME	4.75	4.75

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. (“WSI”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

WASI 2002-HE1
Date	41 CPR to Call	41 CPR to Maturity
Initial Percentage	100	100
October 25, 2002	100	100
November 25, 2002	100	100	Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. (“WSI”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.
December 25, 2002	100	100
January 25, 2003	100	100
February 25, 2003	100	100
March 25, 2003	93	93
April 25, 2003	92	92
May 25, 2003	91	91
June 25, 2003	90	90
July 25, 2003	89	89
August 25, 2003	88	88
September 25, 2003	87	87
October 25, 2003	86	86
November 25, 2003	85	85
December 25, 2003	84	84
January 25, 2004	84	84
February 25, 2004	83	83
March 25, 2004	82	82
April 25, 2004	81	81
May 25, 2004	80	80
June 25, 2004	79	79
July 25, 2004	78	78
August 25, 2004	78	78
September 25, 2004	77	77
October 25, 2004	76	76
November 25, 2004	75	75
December 25, 2004	74	74
January 25, 2005	74	74
February 25, 2005	73	73
March 25, 2005	72	72
April 25, 2005	71	71
May 25, 2005	71	71
June 25, 2005	70	70
July 25, 2005	69	69
August 25, 2005	68	68
September 25, 2005	68	68
October 25, 2005	67	67
November 25, 2005	66	66
December 25, 2005	66	66
January 25, 2006	65	65
February 25, 2006	64	64
March 25, 2006	64	64
April 25, 2006	63	63
May 25, 2006	62	62
June 25, 2006	62	62
July 25, 2006	61	61
August 25, 2006	60	60
September 25, 2006	60	60
October 25, 2006	59	59
November 25, 2006	59	59
December 25, 2006	58	58
January 25, 2007	57	57
February 25, 2007	57	57
March 25, 2007	56	56
April 25, 2007	56	56
May 25, 2007	55	55
June 25, 2007	54	54
July 25, 2007	54	54
August 25, 2007	53	53
September 25, 2007	53	53
October 25, 2007	52	52
November 25, 2007	52	52
December 25, 2007	51	51
January 25, 2008	49	49
February 25, 2008	47	47
March 25, 2008	44	44
April 25, 2008	42	42
May 25, 2008	40	40
June 25, 2008	38	38
July 25, 2008	36	36
August 25, 2008	34	34
September 25, 2008	32	32
October 25, 2008	29	29
November 25, 2008	27	27
December 25, 2008	25	25
January 25, 2009	23	23
February 25, 2009	21	21
March 25, 2009	19	19
April 25, 2009	18	18
May 25, 2009	16	16
June 25, 2009	14	14
July 25, 2009	12	12
August 25, 2009	0	10
September 25, 2009	0	8
October 25, 2009	0	6
November 25, 2009	0	4
December 25, 2009	0	3
January 25, 2010	0	1
February 25, 2010	0	0

WAL	4.34	4.37
Principal Window	Mar03-Aug09	Mar03-Feb10

LIBOR_1MO	1.82	1.82
PRIME	4.75	4.75